Filed Pursuant to Rule 497(e)
Registration No. 333-270997; 811-23859
Patient Opportunity Trust

Class A	LGOAX
Class C	LMOPX
Class FI	LMOFX
Class I	LMNOX
Class IS	MVISX
Class R	LMORX
(the “Fund”)

Supplement dated October 24, 2025 to the
Statement of Additional Information dated April 30, 2025

Effective October 24, 2025, the language under the heading Redemptions In Kind, in the section Additional Purchase, Redemption, Exchange, and Conversion Information is replaced in its entirety with the following:

Redemptions In-Kind
The Fund has reserved the right to pay the redemption price of its shares, either totally or partially by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.
In the event the Fund were to elect to make an in-kind redemption, the Fund would generally make such distribution by way of a pro rata distribution of securities that are traded on a public securities market or are otherwise considered liquid pursuant to the Fund’s liquidity policies and procedures. In certain instances, where the Advisor believes that a non-pro rata distribution is advantageous to the Fund and its shareholders, the Advisor may seek the Board’s approval for an exception to the pro rata requirement. Except as otherwise may be approved by the Trustees, the Fund would not include the following securities in an in-kind distribution: (1) unregistered securities which, if distributed, would be required to be registered under the 1933 Act; (2) securities issued by entities in countries which (a) restrict or prohibit the holding of securities by non-nationals other than through qualified investment vehicles, such as a fund, or (b) permit transfers of ownership of securities to be effected only by transactions conducted on a local stock exchange; and (3) certain securities that, although they may be liquid and marketable, must be traded through the marketplace or with the counterparty to the transaction in order to effect a change in beneficial ownership. On the same redemption date, some shareholders may be paid in whole or in part in securities, while other shareholders may be paid entirely in cash.

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Please retain this Supplement with your Statement of Additional Information.